UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of The Middleby Corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on January 4, 2008 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on December 31, 2007, the Company completed the acquisition of New Star International Holdings Inc. and subsidiaries, pursuant to an Agreement and Plan of Merger, dated as of November 18, 2007.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

(1)
New Star International Holdings, Inc. and Subsidiaries Audited Consolidated Balance Sheets as of February 28, 2007 and 2006 and the Related Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for each of the Three Years in the period ended February 28, 2007 and the Independent Auditors’ Report related thereto, filed as Exhibit 99.1 hereto and incorporated by reference herein.

(2)
New Star International Holdings, Inc. and Subsidiaries Unaudited Condensed Consolidated Balance Sheets as of November 30, 2007 and February 28, 2007, and the Related Unaudited Condensed Consolidated Statements of Income and Cash Flows for the Nine Months ended November 30, 2007 and 2006, filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item with respect to the transaction are filed as Exhibit 99.3 hereto and incorporated by reference herein:

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 10.1
Fourth Amended and Restated Credit Agreement dated as of December 28, 2007, among Middleby Marshall Inc., The Middleby Corporation, Various Financial Institutions, Wells Fargo Bank, N.A., as syndication agent, Royal Bank of Canada and RBS Citizens, N.A., as Co-Documentation Agents, Fifth Third Bank and National City Bank, as Co-Agents, and Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender.*

Exhibit 23.1	Consent of Deloitte & Touche LLP.

Exhibit 99.1
New Star International Holdings, Inc. and Subsidiaries Audited Consolidated Balance Sheets as of February 28, 2007 and 2006 and the Related Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for each of the Three Years in the period ended February 28, 2007 and the Independent Auditors’ Report related thereto.

Exhibit 99.2
New Star International Holdings, Inc. and Subsidiaries Unaudited Condensed Consolidated Balance Sheets as of November 30, 2007 and February 28, 2007, and the Related Unaudited Condensed Consolidated Statements of Income and Cash Flows for the Nine Months Ended November 30, 2007 and 2006.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

*	Schedules omitted pursuant to Section 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: January 17, 2008	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 10.1
Fourth Amended and Restated Credit Agreement dated as of December 28, 2007, among Middleby Marshall Inc., The Middleby Corporation, Various Financial Institutions, Wells Fargo Bank, N.A., as syndication agent, Royal Bank of Canada and RBS Citizens, N.A., as Co-Documentation Agents, Fifth Third Bank and National City Bank, as Co-Agents, and Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender.*

Exhibit 23.1	Consent of Deloitte & Touche LLP.

Exhibit 99.1
New Star International Holdings, Inc. and Subsidiaries Audited Consolidated Balance Sheets as of February 28, 2007 and 2006 and the Related Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for each of the Three Years in the period ended February 28, 2007 and the Independent Auditors’ Report related thereto.

Exhibit 99.2
New Star International Holdings, Inc. and Subsidiaries Unaudited Condensed Consolidated Balance Sheets as of November 30, 2007 and February 28, 2007, and the Related Unaudited Condensed Consolidated Statements of Income and Cash Flows for the Nine Months Ended November 30, 2007 and 2006.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

*	Previously filed.